Exhibit 99.2

Oak Mortgage Company, LLC
Balance Sheet
June 30, 2016 and June 30, 2015
(unaudited)
	June 30, 2016	June 30, 2015
CURRENT ASSETS
Cash and Cash Equivalents	$4,086,596	$3,255,963
Mortgage Loans Held for Sale	28,335,661	34,585,108
Prepaid Insurance and Other Assets	35,195	60,049

Total Current Assets	32,457,452	37,901,120

PROPERTY AND EQUIPMENT	129,861	155,202

OTHER ASSETS
Security Deposits	18,772	19,972

Total Other Assets	18,772	19,972

TOTAL ASSETS	$32,606,085	$38,076,294

CURRENT LIABILITIES
Warehouse Lines Payable	$26,432,805	$32,395,055
Accounts Payable, Accrued Expenses, and Other Liabilities	326,522	472,483

Total Current Liabilities	26,759,327	32,867,538

TOTAL LIABILITIES	26,759,327	32,867,538

MEMBERS' EQUITY	5,846,758	5,208,756

TOTAL LIABILITY AND MEMBERS' EQUITY	$32,606,085	$38,076,294

 (See notes to unaudited consolidated financial statements)

Oak Mortgage Company, LLC
Statement of Income
For the Six Months Ended June 30, 2016 and 2015
(unaudited)

	Six Months Ended June 30,
	2016	2015
INCOME
Origination and Brokerage Fees	$866,916	$838,405
Interest Income	264,257	350,491
Gain on Sale of Mortgage Loans	4,310,074	5,091,377

TOTAL INCOME	5,441,247	6,280,273

EXPENSES
Salaries and Other Employee Benefits	2,580,920	3,227,757
Office Supplies and Expenses	299,154	331,313
Other Operating Expenses	586,769	507,348
Office Rent	125,604	128,805
Warehouse Interest Expense	213,208	293,753
Consulting and Professional Fees	13,717	25,888
Other Indirect Origination Costs	526,997	751,715

TOTAL EXPENSES	4,346,369	5,266,579

NET INCOME	$1,094,878	$1,013,694

 (See notes to unaudited consolidated financial statements)

Oak Mortgage Company, LLC
Statement of Cash Flows
For the Six Months Ended June 30, 2016 and 2015|
(unaudited)

	Six Months Ended June 30,
CASH FLOWS FROM OPERATING ACTIVITIES	2016	2015

Net Income	$1,094,878	$1,013,694
Adjustments to reconcile net income to net cash used in operating activities
Loans Sold	142,701,470	158,538,551
Loans Originated	(148,855,538)	(169,888,492)

Changes in operating assets and liabilities which provided (used) in cash:
Prepaid Insurance and Other Assets	22,405	1,143
Accounts Payable, Accrued Expenses, and Other Liabilities	(147,458)	133,163

Net Cash Used In Operating Activites	(5,184,243)	(10,201,941)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of Equipment	(7,152)	(28,965)

Net Cash Used In Investing Activites	(7,152)	(28,965)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Increase in Warehouse Notes Payable	6,148,841	11,115,127
Distributions to Members	(800,000)	(500,000)

Net Cash Provided By Financing Activites	5,348,841	10,615,127

NET INCREASE IN CASH AND CASH EQUIVALENTS	157,446	384,221

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,929,150	2,871,742

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,086,596	$3,255,963

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash Paid During the Year For:
Interest	$213,208	$293,753
Income Taxes	$26,282	$10,337

(See notes to unaudited consolidated financial statements)

Oak Mortgage Company, LLC
Notes to Unaudited Financial Statements
June 30, 2016 and June 30, 2015

1.	Summary of Significant Accounting Policies
Nature of Business
Oak Mortgage Company, LLC ("the Company"), was formed as a Limited Liability Company in the State of New Jersey, October 3, 1997. Operating as a mortgage banker, the Company is engaged in the origination and sale of mortgage loans on residential property throughout New Jersey, Pennsylvania, Delaware, and Florida.
Revenues and Expenses
The Company earns revenue on mortgage loans which are originated by the Company and transferred to mortgage lenders for eventual funding. This revenue is recognized at the time the loan is funded by the mortgage lender.
The Company also earns revenue from processing loans, including loan processing fees and reimbursement of certain direct costs incurred to process loans. Included are appraisal fees, credit report fees, and courier service charges.
Gain on sale of mortgage loans represent the difference between net sales proceeds and the carrying values of the mortgage loans sold, and is recognized at the time of sale. Direct loan origination costs and fees associated with the loans are charged to expenses when the loans are sold.
Brokerage fees represent revenues earned for the brokering of mortgage loans to third party lenders and are earned and recognized at the time the loan is closed by the third party lender. Revenues are primarily comprised of administrative fees and brokerage fees paid to the Company by third party lenders.
The financial statements of the Company are prepared on the accrual basis of accounting; therefore, revenue is recognized when earned and expenses are recognized when incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
FASB ASC 820, Fair Value Measurements and Disclosures, defined fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity.
Cash and cash equivalents, receivable from bank, interest receivable, prepaid expenses, other receivables, bank overdraft, interest payable, and accrued liabilities and other payables – The carrying amounts reported in the balance sheets for these items are a reasonable estimate of fair value.

Oak Mortgage Company, LLC
Notes to Unaudited Financial Statements
June 30, 2016 and June 30, 2015

Mortgage loans held for sale – Mortgage loans held for sale are carried at the lower of adjusted cost or market value
Warehouse lines payable – Warehouse lines payable is carried at its contractual notational amount which approximated fair value.
Reclassifications
Certain prior year amounts have been reclassified to conform to the current year presentation.
2. Commitments
Investment Agreements
The Company has entered into agreements with various mortgage lenders. The agreements provide that the Company intends to, from time to time, offer to the mortgage lender for funding conventional mortgage loans which the Company has originated and for which it has obtained credit and appraisal documentation. Such agreements do not commit the Company to offer mortgage loans to the mortgage lender or obligate the mortgage lender to accept any loan applications offered. However, the Company, in submitting loans to the mortgage lender for funding, agrees to comply with the pertinent requirements and warranties of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and any other requirements of the mortgage lender.

3. Fair Value Measurements
FASB ASC 820 specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with FASB ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.
Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.
Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.
FASB ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.
Following is a description of the valuation methodologies used for assets and liabilities measured at fair value. There have been no changes in the methodologies used at June 30, 2016.
Mortgage loans held for sale – The fair value of mortgage loans held for sale is determined, when possible, using quoted secondary-market prices. If no such quoted price exists, the fair value of a loan is determined using quoted prices of similar assets, adjusted for the specific attributes of that loan. As such, the Company classifies mortgage loans subject to nonrecurring fair value adjustments as Level 2.

Oak Mortgage Company, LLC
Notes to Unaudited Financial Statements
June 30, 2016 and June 30, 2015

The Company has no recurring Level 3 assets or liabilities as of June 30, 2016 and June 30, 2015.
The following table presents the Company's assets and liabilities and related valuation inputs within the fair value hierarchy utilized to measure fair value as of June 30, 2016 and June 30, 2015 on a nonrecurring basis:
	Level 1	Level 2	Level 3	Total
June 30, 2016

Mortgage Loans Held for Sale	$ -	$ 28,335,661	$ -	$ 28,335,661

June 30, 2015

Mortgage Loans Held for Sale	$ -	$ 34,585,108	$ -	$ 34,585,108